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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm under the captions "Experts" and "Genetrix Selected Financial Data" and to the use of our report dated May 25, 1995 included in the Proxy Statement of Genetrix, Inc. that is made a part of Amendment No. 2 to the Registration Statement (Form S-4) and Prospectus of Genzyme Corporation for the registration of 547,230 shares of its General Division Common Stock.



                                                          /s/ Ernst & Young, LLP
                                                          ----------------------


Phoenix, Arizona
March 14, 1996